UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July [18], 2016

Date of Report (Date of earliest event reported)

CACHET FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18671 Lake Drive East Southwest Tech Center A Minneapolis, MN 55317	55317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 698-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

Cachet Financial Solutions, Inc. (the “Company”) is filing this amendment to Current Report on Form 8-K (this “Amendment”) to supplement the information provided in the Company’s Current Report on Form 8-K filed by the Company on June 29, 2016 (the “Original Form 8-K”). Except as expressly noted in this Amendment, the information in this Amendment does not modify the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As provided in the Original Form 8-K, on June 28, 2016 (the “Appointment Date”) our Board of Directors appointed Ruth M. Owades to serve as a director of the Company. As a new director joining the Board of Directors, Ms. Owades was entitled to receive, on the Appointment Date, an option grant of 120,000 shares of our common stock.

Pursuant to a unanimous written consent of our Board of Directors effective July 16, 2016, Ms. Owades received an option grant of 120,000 shares of our common stock, and on July 18, 2016 the Company entered into a stock option agreement with Ms. Owades. Under the stock option agreement, Ms. Owades was granted an option to purchase 120,000 shares of our common stock at a per-share exercise price equal to $0.34 per share, being the closing price for our common stock as reported on the OTCQB Marketplace on the Appointment Date. The option grant was made under our 2016 Stock Incentive Plan and vests as follows: (i) one-third of the option grant (i.e., 40,000 shares) is deemed to have vested on June 28, 2016, being the Appointment Date; (ii) one-third of the option grant (i.e., 40,000 shares) will vest on June 28, 2017, being the first anniversary of the Appointment Date; and (iii) one-third of the option grant (i.e., 40,000 shares) will vest on June 28, 2018, being the second anniversary of the Appointment Date; in each case, provided that Ms. Owades is serving as a director on such anniversary date.

The option grant was made to Ms. Owades pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The stock option agreement provides that the option will be exercisable only to the extent that (i) all, or any portion thereof, has vested and (ii) either (A) a registration statement under the Securities Act that registers our 2016 Stock Incentive Plan is filed with the Securities and Exchange Commission and declared effective or (B) an exemption from such registration is otherwise available to the Company for the exercise of the option. To the extent vested and except under certain circumstances, the option will be exercisable for five years from the Appointment Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 18, 2016

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Bryan Meier
Bryan Meier
Chief Financial Officer

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